SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) April 28, 2003

Commission File Number 0-23155

TRIMERIS, INC.

(Exact name of registrant)

Delaware (State or Organization)	04-3219960 (I.R.S. Employer Identification No.)

3518 Westgate Drive, Suite 300, Durham, North Carolina 27707

(Address of principal executive offices and zip code)

(919) 419-6050

(Registrant’s telephone number)

ITEM 5.    OTHER EVENTS

Trimeris, Inc. incorporates herein by reference the information contained in the statement filed as Exhibit 99.1 to this Current Report.

ITEM 7.    EXHIBITS

Exhibit No.

99.1 Press Release dated April 28, 2003

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRIMERIS, INC.

By:	/s/ DANI P. BOLOGNESI
Dani P. Bolognesi Chief Executive Officer and Chief Scientific Officer

Dated April 28, 2003